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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     February 8, 2006
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                              WILLBROS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                               Republic of Panama
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                 (State or Other Jurisdiction of Incorporation)

             1-11953                             98-0160660
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    (Commission File Number)          (IRS Employer Identification No.)

Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098, Panama, Republic of Panama
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         (Address of Principal Executive Offices)           (Zip Code)

                                 +50-7-213-0947
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

NEW INDEPENDENT ACCOUNTANTS

         On February 8, 2006, the Audit Committee of the Board of Directors of Willbros Group, Inc. (the "Company"), engaged GLO CPAs, LLP ("GLO"), as the Company's independent accountants for the year ending December 31, 2005, and to perform procedures related to the financial statements included in the Company's quarterly reports on Form 10-Q, beginning with the quarter ended September 30, 2005. The Company has not consulted with GLO during its two most recent fiscal years or during any subsequent interim period prior to its appointment as auditor regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that GLO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement," as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a "reportable event," as that term is described in Item 304(a)(1)(v) of Regulation S-K.

         The Company currently anticipates that it will become current with its periodic reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by filing each of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 on or before mid-June 2006.

FORWARD-LOOKING STATEMENTS

         This Current Report on Form 8-K includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in this Form 8-K that address activities, events or developments which we expect or anticipate will or may occur in the future, including such things as the date on which we expect to become current in our filings with the SEC are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses we made in light of our experience and our perception of historical trends, current conditions and expected future developments as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties. As a result, actual results could differ materially from our expectations. Factors that could cause actual results to differ from those contemplated by our forward-looking statements include, but are not limited to, the inability of GLO to complete its audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2005 as currently scheduled and the risk factors set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and our other filings with the Securities and Exchange Commission from time to time.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   WILLBROS GROUP, INC.



Date:  February 14, 2006           By:    /s/ Warren L. Williams
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                                         Warren L. Williams
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer


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